SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event report)

February 9, 2004

LTX CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts	04-2594045
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

LTX Park at University Avenue, Westwood, Massachusetts	02090
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code        (781) 461-1000

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

On February 9, 2004, the Registrant issued a press release announcing that it plans to publicly offer 7,000,000 shares of its common stock. The offering will be made from a registration statement covering shares of common stock, debt securities and warrants that became effective on January 20, 2004. The Registrant will grant to the underwriters an option to purchase an additional 1,050,000 shares of common stock within 30 days after the offering to cover over-allotments incurred in the offering. Morgan Stanley & Co. Incorporated is the sole book running manager for the offering and Deutsche Bank Securities Inc. and Needham & Company, Inc. are acting as co-managers for the offering. The information contained in the press release dated February 9, 2004 is incorporated herein by reference and attached to this Current Report on Form 8-K as exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

(c)  Exhibits

99.1    Press Release dated February 9, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LTX CORPORATION

Date: February 9, 2004	By:	/s/ Mark J. Gallenberger
Mark J. Gallenberger Vice President & Chief Financial Officer

EXHIBIT INDEX

99.1                            Press Release dated February 9, 2004.